Exhibit 99.1

Veritone Announces Equity Offering of $15.0 Million

IRVINE, CALIF.—(BUSINESS WIRE)— Veritone, Inc. (NASDAQ: VERI) (“Veritone” or the “Company”), a leader in building human-centered enterprise AI solutions, today announced that it has entered into a definitive agreement providing for the purchase and sale of an aggregate of 20,000,000 shares of common stock in a registered direct offering. The closing of the registered direct offering is expected to occur on or about October 2, 2026, subject to the satisfaction of customary closing conditions.

Needham & Company and A.G.P/Alliance Global Partners acted as co-placement agents in the registered direct offering for certain investors.

The aggregate gross proceeds from the offering are expected to be approximately $15.0 million, before deducting offering expenses payable by the Company. The Company intends to use the net proceeds from the offering, together with its existing cash and cash equivalents, to repay and/or restructure a portion of its convertible debt and for working capital and general corporate purposes.

The securities being offered in the registered direct offering described above are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-280148) that was originally filed with the Securities and Exchange Commission (the “SEC”) on June 12, 2024, and that became effective on June 21, 2024. The offering of the securities in the registered direct offering is being made only by means of a base prospectus and prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and the accompanying base prospectus, when available, may also be obtained, when available, from the Company at 5291 California Avenue, Suite 350, Irvine, California, Attn: Chief Legal Officer, by phone at (888) 507-1737 or e-mail at investors@veritone.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Veritone

Veritone (NASDAQ: VERI) is a leader in enterprise artificial intelligence (AI) software and solutions that transform unstructured data into actionable intelligence and dynamic workflows. By empowering organizations in both the commercial and public sectors, Veritone enables users to increase operational efficiency, accelerate decision-making, and drive profitability. The company’s proprietary AI operating system, aiWARE™, orchestrates a diverse ecosystem of machine learning models and intelligent applications to process and tokenize data—including video, audio, and images—powering sophisticated automation and measurable business outcomes. Committed to the development of ethical AI, Veritone blends human expertise with cutting-edge technology to help customers navigate a complex digital landscape while helping to protect intellectual property and enabling sustainable business growth. For more information, visit Veritone.com.

Safe Harbor Statement

This news release contains forward-looking statements, including without limitation, statements regarding our expectations regarding the completion and timing of the offering, the satisfaction of customary closing conditions related to the offering, the proceeds that we expect to receive from the offering and the intended use of proceeds from the offering. In addition, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “outlook,” “should,” “could,” “estimate,” “confident” or “continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date hereof, and are based on management’s current assumptions, expectations, beliefs and information. As such, our actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors. Important factors that could cause such differences include, among other things: our ability to continue as a going concern, including our ability to repay our 1.75% convertible senior notes due in November 2026 prior to their scheduled maturity; our ability to expand our aiWARE SaaS business; declines or limited growth in the market for AI-based software applications and concerns over the use of AI that may hinder the adoption of AI technologies; our requirements for additional capital and liquidity to support our operations, our business growth, and repay or refinance our Convertible Notes prior to their scheduled maturity and the availability of such capital on acceptable terms, if at all; our reliance upon a limited number of key customers for a significant portion of our revenue, and the corresponding risk of declines in key customers’ usage of our products and other offerings; our identification of existing material weaknesses in our internal control over financial reporting and plans for remediation; fluctuations in our results over time; the impact of seasonality on our business; our ability to manage our growth, including through acquisitions and expansion into international markets; our ability to enhance our existing products and introduce new products that achieve market acceptance and keep pace with technological developments; our expectations with respect to the future performance of our products, such as the Intelligent Digital Evidence Management System and Veritone Data Refinery, including as drivers of future growth; actions by our competitors, partners and others that may block us from using third party technologies in our aiWARE platform, offering it for free to the public or making it cost prohibitive to continue to incorporate such technologies into our platform; interruptions or performance problems with our technology and infrastructure, or that of third parties with whom we work; the impact of the continuing economic disruption caused by macroeconomic and geopolitical factors, including lingering economic disruption caused by international conflicts, financial instability, inflation and the responses by central banking authorities to control inflation, monetary supply shifts, high interest rates, the imposition of tariffs, trade tensions, and global trade disputes, and the threat of recession in the United States and around the world on our business and our existing and potential customers; and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Certain of these judgments and risks are discussed in more detail in our most recently-filed Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q and other periodic reports filed from time to time with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved. The forward-looking statements contained herein reflect our beliefs, estimates and predictions as of the date hereof, and we undertake no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

Company:

Mike Zemetra

Chief Financial Officer

Veritone, Inc.

investors@veritone.com

Investor Relations:

Cate Goldsmith

Prosek Partners

914-815-7678

cgoldsmith@prosek.com